Annual Meeting of Stockholders May 22, 2018

Safe Harbor Language This presentation contains certain statements that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Forward-looking statements, such as the structure, timing and completion of the proposed transaction, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, the ability of the parties to satisfy the conditions to closing contained in the Merger Agreement, the completion of the 2017 FiberLight audit and the results thereof, and any adjustments to the merger consideration based on the last twelve month Adjusted EBITDA of FiberLight and other statements contained in this release regarding matters that are not historical facts, involve predictions. Any forward-looking statements made in this presentation are believed to be accurate as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and we undertake no obligation to update any such statements. These risks, as well as other risks associated with the transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the transaction. Additional risks and uncertainties are identified and discussed in Globalstar’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. 1

Additional Information In connection with the proposed transaction, Globalstar will file materials with the SEC, including a joint proxy statement/prospectus. Investors are urged to read these materials when they become available because they will contain important information about Globalstar, FiberLight and the proposed transaction. The proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Globalstar with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Globalstar by directing a written request to: Globalstar, Inc., 300 Holiday Square Blvd., Covington, LA 70433 Attention: Investor Relations. Investors are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Globalstar and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Globalstar in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement/prospectus referred to above. Additional information regarding the directors and executive officers of Globalstar is also included in its Annual Report on Form 10-K for the year ended December 31, 2017 and the proxy statement for Globalstar’s 2018 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s website (www.sec.gov) and from Investor Relations at Globalstar at the address described above. 2

2017 Major Highlights U.S. TERRESTRIAL GEOGRAPHICAL EXPANSION: SPECTRUM LICENCE 57% AMENDMENT OBTAINED INCREASE IN ADJUSTED CENTRAL & SOUTH EBITDA VS. 2016 AMERICA, AFRICA & JAPAN $112.7M REVENUE – RECORD HIGH SINCE 2007 SINGLE NATIONWIDE >700,000 TERRESTRIAL 5,000+ AUTHORITY WORLDWIDE GLOBAL SUBSCRIBER RESCUES AND BASE ACROSS NO BUILD-OUT COUNTING; CONSUMER, REQUIREMENTS COMMERCIAL AND AVERAGE 2 PEOPLE PER SEEKING INTERNATIONAL GOVERNMENT RESCUE TERRESTRIAL AUTHORIZATIONS – SEGMENTS BOTSWANA AUTHORITY OBTAINED 3

2017 Financial Review Adjusted EBITDA (1) Revenue ($ in millions) ($ in millions) 16% $35.0 $32.2 $120.0 57% $112.7 $30.0 $110.0 $96.9 $25.0 $100.0 $20.5 $90.5 $20.0 $90.0 $14.1 $15.0 $80.0 $10.0 $70.0 $5.0 $60.0 $0.0 $50.0 2015 2016 2017 2015 2016 2017 Duplex Service Revenue Duplex ARPU ($ in millions) 18% $40.0 $37.6 $50.00 24% $43.29 $31.8 $40.00 $30.0 $27.4 $34.96 $31.59 $30.00 $20.0 $20.00 $10.0 $10.00 $0.0 $0.00 2015 2016 2017 2015 2016 2017 (1) Adjusted EBITDA excludes non-cash compensation expense, reduction in the value of assets, foreign exchange (gains)/losses, and certain other non-recurring charges as applicable. See reconciliation to GAAP Net income (loss) on Annex A. 4

5,000+ Initiated Rescues Worldwide 5

Next-Generation SmartOne: SmartOne Solar

Launched in March 2018, the SmartOne Solar is Globalstar's new satellite tracker that allows users to track assets remotely in circumstances where changing batteries is either impossible or not economical



Globalstar's SmartOne B



Solar Powered SmartOne B

Benefits of Solar Powered SmartOne B	• Maintenance-free device as the power of the sun recharges its batteries providing 8+ years of usable service • Delivers reliable location reporting for assets deployed worldwide – providing security and improved efficiency for your business
Potential Applications	• Transportation: Monitor & track assets and fleet movements even in remote locations • Oil & Gas: Aids in mobilizing & deploying high value assets in the field. • Construction: Determine if, when & where your valuable equipment is being used • Security: Keep track of valuable mobile assets such as rail cars, propane tanks & AgTech • Marine: Monitor & track high value assets, such as boats, barges and containers, at the dock and off-shore • Other industrial uses: Mining, forestry, government, fisheries, etc.

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Globalstar

Next-Generation Duplex: Sat-Fi 2 Launched in April 2018, the Sat-Fi 2 is a satellite communications device that turns any smartphone, laptop or tablet into a satellite phone / global data device Wi-Fi ● An inexpensive Hughes-based mass market product that connects any Wi-Fi enabled device to Globalstar’s satellite network for full voice and data services beyond the range of cellular networks ● Extends wireless beyond cellular and allows for coverage in any targeted territory while Next Generation providing high quality connectivity for voice and data Sat-Fi Features ● Provides alternative to international terrestrial roaming and Benefits ● Targets the mass market consumer + enterprise market leveraging Globalstar’s existing network of retail & wholesale distribution channels with plans for new B2B distribution ● Leverages Globalstar’s second-generation ground infrastructure – higher speeds, enhanced capacity, improved performance 7

Next-Generation SPOT: SPOT X Launched in May 2018, the SPOT X is a two-way messaging device with SPOT tracking and SOS functionality ● First-of-its-kind qwerty keyboard SPOT device that allows subscribers to send and receive SMS messages along with the traditional tracking and SOS functionalities Next-Generation ● Will leverage the brand equity of SPOT – vast network of retail + wholesale distribution – SPOT Features targets consumer, enterprise and government markets & Benefits ● Provides an inexpensive alternative method of communication to users who work, live or play outside the boundaries of terrestrial coverage One-Way Communications Two-Way Communications First-Generation SPOT Devices Next-Generation SPOT SPOT Personal Tracker SPOT 2 SPOT 3 SPOT X 8

Globalstar International Terrestrial Plans Globalstar is seeking terrestrial authority over its entire S-band spectrum in multiple jurisdictions worldwide. Company has already initiated diligence efforts and / or regulatory procedures in countries representing a combined population of 800 million. 326 million POPs; 800 million POPs; 1.1 billion POPs; 3.7 billion MHz-POPs 13.2 billion MHz-POPs 16.9 billion MHz-POPs Terrestrial Proceedings / diligence Pro forma POPs / Authority Obtained initiated in international MHz-POPs (2) (U.S. & Botswana) (1) jurisdictions Terrestrial Authority Obtained Potential for Terrestrial Authority (1) Terrestrial authority in U.S. and Botswana is over 11.5 MHz and 16.5 MHz, respectively. (2) Process in international jurisdictions to include the request for approval of 16.5 MHz including 2495-2500. 9

Key Value Drivers  Diverse product and service offerings across consumer, commercial and government markets MSS  Operational focus expanded to include new territories such as Central & Operations South America and Southern Africa  New product offerings – inexpensive consumer mass market Sat-Fi 2, SPOT X and Simplex devices  Second-Generation upgrades materially improve data speeds and applications Second-Generation  Upgrades Significant reduction in product cost – continued ability to develop low-cost products for the mass consumer marketplace  Improves call quality with built-in redundancies  Domestic terrestrial authority received on 11.5 MHz of S-band spectrum – 3.7 billion MHz-POPs  Spectrum Unique globally harmonized position across multiple frequency bands  Opportunity to deploy terrestrial services globally 10

Recent Merger Announcement  As announced on April 25th, Globalstar signed a merger agreement with Thermo Acquisitions, Inc. pursuant to which the following assets will be combined with Globalstar ̶ FiberLight, a Georgia-based metro fiber provider ̶ 15.5 million shares of CenturyLink stock expected to generate approximately $33.5 million of annual dividends ̶ $100 million of cash ̶ $25 million in other assets  The total value for Thermo Acquisitions, which was approved by the special committee of independent directors, is $1.645 billion, subject to certain closing adjustments  This merger is expected to create a fundamentally stronger company with significantly reduced leverage and diversified holdings serving the global telecommunications industry  The Company will house satellite, spectrum and fiber assets serving the telecommunications industry at a time of rapid change across these sectors  Pro forma for the merger, management expects Adjusted EBITDA of the combined entity to be in excess of $165 million and combined net debt at December 31, 2019 of less than $200 million  In connection with the pending merger, Globalstar has reached an agreement in principle with our French lenders on certain terms of the BPIFAE Facility Agreement. The final amendment is subject to in all respects to lender and BPIFAE committee approvals and final due diligence. ̶ Agreement provides for annual deferrals of up to $30 million in principal repayments and a fixed margin of 3.25% over 6 month LIBOR, subject to certain liquidity tests over time ̶ Parties have agreed to reset financial covenants and amend certain other material terms 11

Annex A – Reconciliation of Net Income (Loss) to Adjusted EBITDA ($ in millions) 2015 2016 2017 Net Income (loss) $72.3 ($132.6) ($89.1) Interest income and expense, net 35.9 36.0 34.8 Derivative (gain) loss (181.9) 41.5 (21.2) Income tax expense (benefit) 1.4 (6.5) 0.2 Depreciation, amortization, and accretion 77.2 77.4 77.5 EBITDA $5.0 $15.7 $2.2 Reduction in the value of inventory $0.0 $0.0 $0.8 Reduction in the value of long-lived assets 0.0 0.4 17.0 Non-cash compensation 3.4 5.4 5.6 Foreign exchange and other (3.2) 0.4 2.9 Loss on extinguishment of debt 2.3 0.0 6.3 (Gain) loss on equity issuance 6.7 (2.4) (2.7) Legal settlement paid in stock 0.0 1.1 0.0 Adjusted EBITDA $14.1 $20.5 $32.2 12